BEAR, STEARNS & CO. INC.

and

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

PURCHASE AGREEMENT

Dated as of August 26, 2005

Structured Asset Mortgage Investments II Trust 2005-F1.
Pass-Through Certificates,
Series 2005-F1

PURCHASE AGREEMENT

           This PURCHASE AGREEMENT, dated as of August 26, 2005, as amended and supplemented by any and all amendments hereto (collectively, the "Agreement"), is by and between BEAR, STEARNS & CO. INC., a Delaware corporation (the "Seller"), and STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., a Delaware corporation (the "Purchaser").

          Upon the terms and subject to the conditions of this Agreement, the Seller agrees to sell, and the Purchaser agrees to purchase, securities issued by the Federal National Mortgage Association and the Government National Mortgage Association (collectively the "Pooled Certificates") as described herein. The Purchaser intends to sell the Pooled Certificates to Structured Asset Mortgage Investments II Trust 2005-F1 (the "Trust") and cause the issuance of Structured Asset Mortgage Investments II Trust 2005-F1 Pass-Through Certificates, Series 2005-F1 (the "Certificates"), under a pooling agreement, to be dated as of August 30, 2005 (the "Pooling Agreement"), by and between the Purchaser, as depositor and U.S. Bank National Association, as trustee (the "Trustee").

          The Purchaser has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No.333-120916) relating to its Pass-Through Certificates and the offering of certain series thereof (including the Certificates) from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Securities Act"). Such registration statement, when it became effective under the Securities Act, and the prospectus relating to the public offering of the Certificates by the Purchaser (the "Public Offering"), as from time to time each is amended or supplemented pursuant to the Securities Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus," respectively. The "Prospectus Supplement" shall mean that supplement dated August 26, 2005 to the Prospectus, dated December 20, 2004 relating to the Certificates. With respect to the Public Offering of the Certificates, the Purchaser and the Seller have entered into an underwriting agreement dated July 29, 2003 and related terms agreement dated as of August 30, 2005 (collectively, the "Underwriting Agreement").

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

          SECTION 1. Conveyance of the Pooled Certificates. The Seller hereby agrees to transfer, assign, set over and otherwise convey to the Purchaser, on August 30, 2005 ("the Closing Date"), all the right, title and interest of the Seller in and to the Pooled Certificates identified on Schedule A attached hereto, and the Purchaser agrees to pay to the Seller the purchase price of 100% of the principal balance thereof plus accrued interest thereon. On the Closing Date, the Seller (a) shall cause the Pooled Certificates which are in book entry form to be transferred on the books of the Federal Reserve System to the Trustee, as trustee on behalf of Certificateholders (each as defined in the Pooling Agreement); and (b) shall execute and deliver the Assignment of Pooled Certificates in the form attached hereto as Exhibit A (the "Assignment").

          SECTION 2. Representations and Warranties Concerning the Seller. As of the date hereof and as of the Closing Date, the Seller represents and warrants to the Purchaser as follows:

           (a) the Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as presently conducted by it. The Seller has the full power and authority and legal right to own the Pooled Certificates, to transfer and convey the Pooled Certificates and to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement and the Assignment;

           (b) the execution and delivery by the Seller of this Agreement and the Assignment have been duly authorized by all necessary corporate action on the part of the Seller; and neither the execution and delivery of this Agreement and the Assignment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the certificate of incorporation or by-laws of the Seller;

           (c) the execution, delivery and performance by the Seller of this Agreement and the Assignment and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency;

           (d) this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and court decisions with respect thereto);

           (e) there are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened or likely to be asserted against or affecting the Seller, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement and the Assignment or (ii) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will if determined adversely to the Seller materially and adversely affect the Seller's ability to perform its obligations under this Agreement; and the Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement and the Assignment;

           (f) the information set forth on Schedule A with respect to each Pooled Certificate is true and correct; and

           (g) the Seller purchased the Pooled Certificates for value in good faith without notice of adverse claim, has not granted, created, received notice of or become aware of any adverse claim, lien, pledge, security interest or encumbrance against the Pooled Certificates, including without limitation, those arising by operation of law which will not be released as of the Closing Date (collectively, "Liens") and upon transfer of the Pooled Certificates as provided herein, the Purchaser will acquire the Pooled Certificates free and clear of any Liens.

          SECTION 3. Representations and Warranties Concerning the Purchaser. As of the date hereof and as of the Closing Date, the Purchaser represents and warrants to the Seller as follows:

           (a) the Purchaser has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

           (b) the execution and delivery by the Purchaser of this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or its properties or the certificate of incorporation or by-laws of the Purchaser;

           (c) the execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency;

           (d) this Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Seller, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and court decisions with respect thereto); and

           (e) there are no actions, suits or proceedings pending or, to the knowledge of the Purchaser, threatened or likely to be asserted against or affecting the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser will be determined adversely to the Purchaser and will if determined adversely to the Purchaser materially and adversely affect the Purchaser's ability to perform its obligations under this Agreement; and the Purchaser is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

          SECTION 4. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the parties hereto or their officers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the result thereof, made by or on behalf of the Seller or the Purchaser, as the case may be, or any of their officers or directors or any controlling person and will survive delivery of and payment for the Pooled Certificates and any termination of this Agreement.

          SECTION 5. Notices. All communications hereunder will be in writing, and, if sent to the Seller, will be mailed, delivered or telegraphed and confirmed to it at 383 Madison Avenue, New York, NY 10179, Attention: Jeffrey Maye; or if sent to the Purchaser, will be mailed, delivered or telegraphed and confirmed to it at 383 Madison Avenue, New York, NY 10179, Attention: Joseph J. Jurkowski, Jr.

          SECTION 6. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and their officers and directors and controlling persons, and no other person will have any rights or obligations hereunder. No party to this Agreement may assign any rights or obligations hereunder without the prior written consent of the other party.

          SECTION 7. Construction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.

          SECTION 8. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which, taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.

BEAR, STEARNS & CO. INC.

By: /s/ Gary Reback
      Name: Gary Reback
      Title: Senior Managing Director

STRUCTURED ASSET MORTGAGE
   INVESTMENTS II INC.

By: /s/ Sara Bonesteel
       Name: Sara Bonesteel
Title: Senior Managing Director

SCHEDULE A

POOLED CERTIFICATES

Full Name of Series	Class % in Trust
Federal National Mortgage Corporation Guaranteed REMIC Pass-Through Certificates, FNMA REMIC Trust 2005-69, Class CF	100%
Government National Mortgage Association Guaranteed REMIC Pass-Through Securities, Ginnie Mae REMIC Trust 2005-058, Class NF	100%
Government National Mortgage Association Guaranteed REMIC Pass-Through Securities, Ginnie Mae REMIC Trust 2005-058, Class MF	100%
Government National Mortgage Association Guaranteed REMIC Pass-Through Securities, Ginnie Mae REMIC Trust 2005-058, Class AF	100%

EXHIBIT A

STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2005-F1
Pass-Through Certificates, Series 2005-F1

Assignment of Pooled Certificates
From Bear, Stearns & Co. Inc. to
Structured Asset Mortgage Investments II Inc.

           FOR VALUE RECEIVED, Bear, Stearns & Co. Inc., a Delaware corporation, hereby absolutely assigns and transfers to Structured Asset Mortgage Investments II Inc., a Delaware corporation:

           (a) all of its right, title and interest in and to the Pooled Certificates, as defined in the Pooling Agreement, dated as of August 1, 2005, between Structured Asset Mortgage Investments II Inc. and U.S. Bank National Association, as Trustee, identified on Schedule A attached hereto and incorporated herein by reference;

           (b) all distributions thereon from and after the distribution scheduled to be made thereon in September 2005; and

           (c) all proceeds of any kind, including but not limited to, proceeds of proceeds, derived from the conversion, voluntary or involuntary, of any of the Pooled Certificates into cash or other property, including, without limitation, insurance proceeds and condemnation awards, free and clear of all liens and security interests including liens arising by operation of law.

          IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed on August [30], 2005.

BEAR, STEARNS & CO. INC. By: ________________________________ Name: Title:

SCHEDULE A

POOLED CERTIFICATES

Full Name of Series	Class % in Trust
Federal National Mortgage Corporation Guaranteed REMIC Pass-Through Certificates, FNMA REMIC Trust 2005-69, Class CF	100%
Government National Mortgage Association Guaranteed REMIC Pass-Through Securities, Ginnie Mae REMIC Trust 2005-058, Class NF	100%
Government National Mortgage Association Guaranteed REMIC Pass-Through Securities, Ginnie Mae REMIC Trust 2005-058, Class MF	100%
Government National Mortgage Association Guaranteed REMIC Pass-Through Securities, Ginnie Mae REMIC Trust 2005-058, Class AF	100%

(1) Unless otherwise specified in a footnote to this Schedule A, the entire series was issued in book entry form.